Exhibit 10.1

COMMERCIAL REAL ESTATE MORTGAGE NOTE

$900,000	As of August 27, 2013

FOR VALUE RECEIVED, the undersigned Boreal Water Collection, Inc., a Nevada Corporation, having its chief executive office at 4496 State Road 42 North, Kiamesha, New York 12751 and principal place of business at 4494-4496 State Road 42 North, Kiamesha, New York 12751 (“Maker”), promises to pay to the order of Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC, having an address at 14225 Ventura Boulevard, Suite 100, Sherman Oaks, CA 91423 (the “Lender”) (the Lender and each successor, owner and holder of this Note being generally called the “Holder”) the sum of Nine Hundred Thousand AND 00/100 DOLLARS ($900,000) together with the following: (i) interest thereon (based upon a 360-day year and the actual number of days in each month) at the rate and in the manner hereinafter provided, from the date hereof to, but not including, the date this Note is paid in full; (ii) all amounts which may be or become due under the Mortgage (as that term is defined in this Note) or under any other document securing the indebtedness evidenced by this Note; (iii) all costs and expenses·, including attorney’' and appraisers’ reasonable fees (including, but not limited to, allocable costs of staff counsel), incurred in the collection of this Note (including, without limitation against any maker, endorser, guarantor, surety or other party obligated to pay the indebtedness evidenced by this Note) or the foreclosure of the Mortgage, or in protecting or sustaining the lien of the Mortgage or in any litigation or controversy arising from or connected with this Note, the Mortgage or any of the other Security Documents (as that term is defined in this Note); (iv) all taxes or duties assessed upon the indebtedness evidenced by this Note or by the Mortgage or upon the Mortgaged Property (as defined in the Mortgage) or upon any other collateral securing payment or any guaranty of payment of the indebtedness evidenced by this Note, calculated in the manner hereinafter set forth and payable as follows:

Interest Rate

1.	The Principal Balance shall bear interest at rate per annum equal to Twelve percent (12%) commencing on the date hereof and continuing to August 26, 2014 or the sooner imposition of the Default Rate (as hereinafter defined).

Payments

(i)	On the date hereof, the Maker is paying to the Lender the interest which will accrue on the Principal Balance from the date hereof through August 31, 2013, in the amount of $1,500.00;

(ii)	Commencing on October 1, 2013 and on the first day of each successive month thereafter to and including August 1, 2014, there shall be due and payable, in arrears, fixed sums in the amount of Nine Thousand and 00/100 DOLLARS ($9,000.00), each, which shall be applied to the payment of interest then due, computed as aforesaid; and

(iii)	On the Maturity Date the Principal Balance together with all accrued interest thereon shall be due and payable.

All interest shall be computed on a daily basis and calculated on the basis of a three hundred sixty (360) day year for the actual number of days elapsed (i.e. 365/360 accrual/year basis), and paid in arrears on the Principal Balance.

1

1.	The following terms as used herein shall have the following meanings:

(i)	The term “Business Day” shall mean any day on which commercial banks are open for business or are permitted to be open for business in the State of New York.
(ii)	The term “Maturity Date” shall mean August 26, 2014.
(iii)	The term “ Mortgage" shall mean that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed by Maker to Lender in the principal sum of $900,000 and to be recorded in the Sullivan County Clerk's Office, Sullivan County, New York.
(iv)	The term “Other Security Documents” shall mean all and any of the documents other than this Note or the Mortgage now or hereafter executed by the Maker in favor of the Lender, which wholly or partially secure or guaranty payment of this Note.
(v)	The term “Principal Balance” shall mean the outstanding principal balance of this Note from time to time.
(vi)	The term “Property” shall mean the real property encumbered by the Mortgage.

2.          In addition to any late payment charge which may be due hereunder, if the Maker shall be in default under any of the terms, covenants or conditions contained herein beyond the expiration of any applicable grace period or if the Debt is declared immediately due and payable by Lender pursuant to the provisions of this Note, the Mortgage or the Other Security Documents or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the Principal Balance from the date thereof until such default shall have been cured or the Principal Balance shall have been paid in full at a rate per annum equal to twenty four percent (24%) per annum (the “Default Rate”), provided, however, that such interest rate shall in no event exceed the maximum interest rate which Maker may by law pay.

3.          If the Lender shall deem applicable to this Note, any requirement of any law of the United States of America, any regulation, order, interpretation, ruling, official directive or guideline (whether or not having the force of law) of the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other board or governmental or administrative agency of the United States of America which shall impose, increase, modify or make applicable thereto or cause to be included in, any reserve, special deposit, calculation used in the computation of regulatory capital standards, assessment or other requirement which imposes on the Lender any cost that is attributable to the maintenance hereof then, and in each such event, the Lender shall notify the Maker thereof and the Maker shall pay the Lender, within thirty (30) days of receipt of such notice, such amount as will compensate the Lender for any such cost, which determination may be based upon the Lender's reasonable allocation of the aggregate of such costs resulting from such events. In the event any such cost is a continuing cost, a fee payable to the Lender may be imposed upon the Maker periodically for so long as any such cost is deemed applicable to the Lender, in an amount determined by the Lender to be necessary to compensate the Lender for any such cost. The determination by the Lender of the existence and amount of any such cost shall, in the absence of manifest error, be conclusive.

4.          Anything in this Note, the Mortgage, any of the Other Security Documents to the contrary notwithstanding, the Maker shall indemnify and hold the Lender harmless and defend the Lender at the Maker's sale cost and expense against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees, and disbursements of the Lender's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with:

(i)	any ongoing matters arising out of this Note, the Mortgage, any of the Other Security Documents or the transaction contemplated hereby or thereby, including, but not limited to, all costs of appraisal or reappraisal of all or any portion of any collateral for the Debt (x) following a default hereunder or (y) as required by any applicable law or regulation, or of the granting by the Lender, in its reasonable discretion, of any lease non-disturbance agreements,

2

(ii)	any amendment to, or restructuring of, the Debt, this Note, the Mortgage or any of the Other Security Documents, and

(iii)	any and all lawful action that may be taken by the Lender in connection with the enforcement of the provisions of this Note, the Mortgage or any of the Other Security Documents, whether or not suit is filed in connection with the same, or in connection with the Maker, any guarantor of all or any portion of the Debt and/or any partner, joint venturer or shareholder thereof becoming subject of a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding.

All sums expended by the Lender on account of any of the foregoing shall be reimbursable within ten (I 0) days of receipt of notice and demand therefor, and if not reimbursed by the Maker pursuant hereto, shall be deemed additional principal evidenced hereby and shall bear interest at the Default Rate set forth at paragraph 2 above.

5.          If not sooner paid, all amounts owing under this Note shall be due and payable in full on August 26, 2014 (the ”Maturity Date”). Notwithstanding anything herein to the contrary, in the event the Maker shall have complied with all of its obligations during the term of the Loan and further that the collateral securing the Loan remains sufficient in the commercially reasonable discretion of the Lender, the Maker may exercise an option to extend the Maturity Date by a period of one additional year by making a payment of an additional commitment fee in the amount of $54,000.00 at the time of such exercise. The terms and provisions of the documents evidencing the Loan, including the interest rate, shall remain in full force and effect during the extended period. Notification under this paragraph shall be made by Maker in writing to the Lender not less than Sixty (60) days prior to the Maturity Date.

6.          In the event that any installment to be paid under the terms of this Note or any payment to be paid under the Mortgage or under any of the other Security Documents (as that term is defined in this Note) is not paid within Five (5) days from the due date, the holder hereof may charge and collect a "late charge" equal to 5% of such delinquent installment or other payment. Such late charges shall be charged on a monthly basis for each installment and shall accrue until paid in full. Maker agrees that such "late charge" is an agreed reasonable estimate of the amount of the expenses of holder incident to handling such delinquent payment, which expenses may be difficult for the parties to quantify, and which "late charge" constitutes agreed upon liquidated damages in addition to the payment of interest.

7.          It is hereby expressly agreed that the principal balance of this Note, together with all interest accrued and unpaid hereon and all other sums due under this Note and the Mortgage (hereinafter collectively referred to as the ''Debt"), shall become immediately due and payable at the option of the holder on the happening of any default or event by which (each such event being hereinafter referred to as an "Event of Default"), under the terms hereof or of the Mortgage or the terms of any other document now or hereafter executed by Maker or others in favor of the holder, which wholly or partially secure or guaranty payment of this Note (the "Other Security Documents") may or shall become due and payable, and that all of the terms, covenants and provisions contained in the Mortgage and the Other Security Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein.

8.           Upon occurrence of an Event of Default or, in any event, after the Maturity Date, the interest rate of this Note shall increase, at holder's option, until payment (including any period of time occurring after judgment), to a Default Rate being the lower of: (a) the highest rate allowed by law above the interest rate that would otherwise be in effect under this Note; or (b) a rate equal to twenty four percent (24%) per annum.

3

9.          The undersigned will pay on demand all attorneys' and appraisers' fees, out-of-pocket expenses incurred by the holder's attorneys and all costs incurred by the holder in the administration and collection of all obligations of the maker to the holder, including, without limitation, costs and expenses associated with travel on behalf of the holder, which costs and expenses are directly or indirectly related to the preservation, protection, collection, or enforcement of any of the holder's rights against the maker or any endorser or guarantor and against any collateral given to the holder to secure this Note or any other obligations of the maker or any endorser or guarantor, to the holder (whether or not suit is instituted by or against the holder or any legal appearances are made in any court on behalf of the holder). The obligation to pay all costs, expenses and attorneys' and appraisers' fees set forth in this Note shall expressly include those as may be incurred by the holder to collect the indebtedness due hereunder after judgment in favor of the holder including, without limitation, those incurred by the holder to foreclose any judgment lien, or to realize upon any collateral or to otherwise obtain payment and satisfaction of such judgment.

10.          The maker and each endorser, guarantor and surety of this Note hereby give the Lender a security interest, lien and right of set off for all their respective liabilities upon and against all their deposits, deposit accounts, credits, collateral and property, now or hereafter in the possession, safekeeping, custody or control of Lender and its affiliates or in transit to them. At any time, without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or obligation of maker or any guarantor even though unmatured. Maker and each endorser, guarantor and surety hereby agrees and acknowledges that holder may apply and reapply any and all payments received by holder against any indebtedness owing by maker or by such endorser, guarantor or surety to holder in such order as holder may elect, in its sole discretion, notwithstanding any direction as to such application by maker, such endorser, guarantor or surety or by any trustee in bankruptcy or other representative of such party.

11.          The maker and each endorser, guarantor and surety of this Note hereby waive demand, protest, presentment for payment, notice of nonpayment, notice of protest, notice of dishonor and diligence in bringing suit against any party, and do hereby consent to (i) all renewals, extensions or modifications of this Note, the Mortgage or the other Security Documents (including any affecting the time of payment), (ii) all advances under this Note, the Mortgage or the other Security Documents, (iii) the release, surrender, exchange or substitution of all or any part of the security for the indebtedness evidenced by this Note, or the taking of any additional security, (iv) the release of any or all other persons from liability, whether primary or contingent, for the indebtedness evidenced by this Note or for any related obligations, (v) the granting of any other indulgences to any such person, and (vi) all defenses based upon suretyship or impairment of collateral, whether now existing or arising hereafter. Any such renewal, extension, modification, advance, release, surrender, exchange, substitution, taking or indulgence may take place without notice to any such person, and, whether or not any such notice is given, shall not affect the liability of any such person.

12.          No delay or omission by the holder in exercising or enforcing any of the holder's powers, rights, privileges, remedies or discretion hereunder shall operate as a waiver thereof on that occasion or on any other occasion. No waiver of any Event of Default hereunder shall operate as a waiver of any other Event of Default hereunder, or as a continuing waiver. No requirement hereof may be waived except in a writing, signed by holder. This Note may not be modified except by an instrument in writing executed by the maker and the holder hereof.

4

13.          All notices, demands, or other communications made pursuant to this Note shall be in writing. Any notice to the maker or to the holder shall be deemed to have been given if mailed, by certified or registered mail, postage prepaid, return receipt requested, or if delivered by nationally recognized, overnight air courier return receipt requested, service, charges prepaid, to the maker or any endorser, guarantor or surety at the address of the maker appearing in the first paragraph of this Note and to the Lender .addressed to Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC, 14225 Ventura Boulevard, Suite 100, Sherman Oaks, CA 91423, or at such other address as such party shall have specified by not less than five (5) days prior written notice to the other party. No notation on a check or other method of payment or associated correspondence shall be effective to bind the holder, as evidence of an accord and satisfaction or otherwise, unless it is sent by certified mail, postage prepaid to the attention of the "General Counsel" of the holder at the address of such holder or such other address, if any, specified by holder, in a written notice sent to maker and it unless it is otherwise enforceable under applicable law.

14.          This Note is secured by a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith (the “Mortgage”) from the maker, as Mortgagor, to the Lender, as Mortgagee, in the principal amount of $900,000, and by certain other collateral security documentation to be recorded in the Office of the Clerk of the County of Sullivan (Division of Land Records), New York and perfected by filing with the New York Secretary of State and air other applicable Uniform Commercial Code filing offices. The Mortgage constitutes a valid first lien on the Maker's fee interest in certain property more particularly described therein, known as 4494-4496 State Road 42 North, Kiamesha, New York 12751. This Note is being executed and delivered in New York, and shall be governed by and construed in accordance with the substantive laws of the State of New York (without regard to principles of conflicts of law), to the maximum extent the parties may so lawfully agree.

15.          It is the intention of parties hereto to comply strictly with all applicable usury laws; and, accordingly, in no event and upon no contingency shall any party be entitled to receive, collect, or apply as interest, any interest, fees, charges, or other payments equivalent to interest, in excess of the maximum amount which may be charged from time to time under applicable law; and, in the event that any party ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the principal amount of the indebtedness evidenced hereby; and, if the principal amount of the indebtedness evidenced hereby and all interest thereon is paid in full, any remaining excess shall forthwith be paid to the maker or other party lawfully entitled thereto. In determining whether or not the interest paid or payable, under any special contingency, exceeds the maximum which may be lawfully charged, the maker and the party receiving such payment shall, to the maximum extent permitted under applicable law, characterize any non-principal payment as an expense, fee or premium, rather than as interest. Any provision hereof or of any other agreement between the parties hereto that operates to bind, obligate, or compel the maker to pay interest in excess of such maximum rate, shall be construed to require the payment of the maximum rate only.

16.          (a) Maker shall have the right to prepay this Note in whole or in part without penalty of any kind.

(b) Any and all prepayments shall be credited first to accrued interest to the date of the prepayment, then to escrow payments and other charges accrued pursuant to this Note and the Mortgage and then to the unpaid principal installments of this Note in the inverse order of their maturity and shall not affect the obligation to pay the regular installments required hereunder, until the entire indebtedness has been paid. The covenants of the maker set forth in this paragraph, and the guaranty of maker's obligations by any guarantors or endorsers, shall survive the payment or discharge of this Note and/or the satisfaction of the Mortgage and any other instruments or collateral securing this Note.

5

17.          If the maturity of this Note shall be accelerated for any reason, then a tender of payment by Maker, or by anyone on behalf of Maker, of the amount necessary to satisfy all sums due hereunder shall be deemed to be a voluntary prepayment under this Note, any such prepayment, to the extent permitted by law, shall require payment of the Prepayment Premium, if any, set forth in section 14 above.

18.          Lender may assign this Note, the Mortgage and the Other Security Documents or may issue participation interests or enter into participation interests with other parties for all or any portion of the indebtedness evidenced by this Note or the other Security Documents.

19.          If the Note is now, or hereafter shall be, signed by more than one person, it shall be the joint and several obligation of all such persons (including, without limitation, all makers, endorsers, guarantors and sureties, if any) and shall be binding on all such persons and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Note shall be binding upon the undersigned and upon its successors, assigns, and representatives, and shall inure to the benefit of the holder and its successors and assigns.

20.          THE MAKER, AND EACH GUARANTOR AND OTHER SURETY OF THIS NOTE HEREBY ACKNOWLEDGE AND AGREE THAT IF THIS NOTE IS LOST OR DESTROYED A COPY OF THIS NOTE MAY BE INTRODUCED INTO EVIDENCE IN ANY COURT BY THE HOLDER INSTEAD OF THE ORIGINAL TO PROVE THE CONTENTS HEREOF AND SAID PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTION TO INTRODUCTION INTO EVIDENCE OF SUCH A COPY. MAKER, AND EACH GUARANTOR AND OTHER SURETY FURTHER ACKNOWLEDGE AND AGREE THAT LENDER WILL RELY UPON THE WAIVERS AND ACKNOWLEDGEMENTS SET FORTH IN THIS NOTE IN MAKING THE LOAN(S) TO THE MAKER EVIDENCED BY THIS NOTE.

21.          THE MAKER, AND EACH GUARANTOR AND OTHER SURETY OF THIS NOTE VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE LENDER, THE MAKER OR ANY GUARANTOR OR OTHER SURETY IN RESPECT OF THIS NOTE OR ARISING OUT OF ANY SECURITY DOCUMENTS, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE.

Signature page follows.

6

IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

Boreal Water Collection, Inc.

By: /s/ Francine Lavoie

7

STATE OF NEW YORK	)
) ss.:
COUNTY OF WESTCHESTER	)

On August 27, 2013, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Francine Lavoie, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual executed the instrument.

/s/ Donna Lee Ward
NOTARY PUBLIC

8

GUARANTY AND ENDORSEMENT

As of August 27, 2013

IN CONSIDERATION OF the loan or other extension of credit or accommodation evidenced by the foregoing Note, the undersigned (and, if more than one, each of them jointly and severally) hereby unconditionally guarantee(s) to Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC (the "Bank") and every subsequent holder of said note, irrespective of the genuineness, validity, regularity or enforceability thereof or of any security therefor, or of the existence or extent of any such security, or of any other circumstance, the prompt payment of said note and of all sums stated therein to be payable, when due, at maturity, by acceleration or otherwise. Each signature hereto is intended also as an endorsement of the within note, and the undersigned hereby agree to be bound by all of the terms and conditions of said note and the Mortgage and other Security Documents referenced in said Note that pertain to guarantors and endorsers.

The undersigned further each agree to pay all costs and expenses, including attorneys' fees, arising out of or with respect to the validity, enforceability, defense, collection or preservation of this Guaranty and Endorsement.

The undersigned each further guaranty that all payments made by the maker to the holder with respect to any liabilities hereby guarantied will, when made, be final and agree that if any such payment is recovered from or repaid by the holder in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against the maker, this Guaranty and Endorsement shall continue to be fully applicable to such liabilities to the same extent as though the payment so recovered or repaid had never been originally made on such liabilities. The undersigned each hereby waive any claim, right or remedy which the undersigned may now have or hereafter acquire against the maker or any of its assets or property that arises hereunder or from the performance by the undersigned hereunder, including without limitation, any claim, right or remedy of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy that the holder may have against the maker or any security for the liabilities of the maker which the holder now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Upon any default of the maker, the liability of the undersigned shall be effective immediately and payable on demand without any suit or action against the maker. No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or any other right; a waiver on one occasion shall not be a bar to or waiver of any right on any other occasion.

The liability of the undersigned with respect to any liability shall not be terminated by, and the undersigned each assent to any extension or postponement of the time of payment or any other indulgence, any modification, waiver or amendment of the terms of any agreement relating to liabilities, any substitution, exchange or release of collateral, the addition or release of any party primarily or secondarily liable including any of the undersigned, whether or not notice thereof is given to the undersigned. The holder shall have no duty to collect or protect any collateral or any income thereon, nor to preserve any rights against other parties, and the holder may proceed under this Guaranty and Endorsement immediately upon maker's default without resorting to or regard to any collateral or any other guaranty or source of payment. The undersigned each hereby waive any and all defenses based upon suretyship or impairment of collateral, whether now existing or arising hereafter.

9

IN WITNESS WHEREOF, the undersigned have executed this Guaranty and Endorsement as of the day and year first above written.

/s/ Francine Lavoie
Francine Lavoie

/s/ Krzystof Umecki
Krzystof Umecki

/s/ Francine Lavoie
Boreal Water Collection, Inc.

SIGNATURE PAGE GUARANTY AND ENDORSEMENT

10

STATE OF NEW YORK	)
) ss.:
COUNTY OF WESTCHESTER	)

On August 27, 2013, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Francine Lavoie, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual executed the instrument.

/s/ Donna Lee Ward
NOTARY PUBLIC

STATE OF NEW YORK	)
) ss.:
COUNTY OF WESTCHESTER	)

On August 27, 2013, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Krzysdtof Umecki, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual executed the instrument.

/s/ Donna Lee Ward
NOTARY PUBLIC

STATE OF NEW YORK	)
) ss.:
COUNTY OF WESTCHESTER	)

On August 27, 2013, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Francine Lavoie, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual executed the instrument.

/s/ Donna Lee Ward
NOTARY PUBLIC

11

ASSIGNMENT OF PERMITS AND CONTRACTS

THIS ASSIGNMENT, given as of August 27, 2013, by Boreal Water Collection, Inc., a Nevada Corporation, having an office at 4494-4496 State Road 42 North, Kiamesha, New York 12751 (the "Borrower"), to Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC, having its principal place of business at 14225 Ventura Boulevard, Suite 100, Sherman Oaks, CA 91423 (the "Lender").

W I T N E S S E T H:

WHEREAS, the Borrower is the owner of the fee estate in the premises described in Exhibit A attached hereto (hereinafter referred to as the "Premises") and the improvements located thereon (the "Improvements");

WHEREAS, the Lender is making a loan in the principal sum of $900,000 to the Borrower (the "Loan") which Loan is evidenced by the note (the "Note") and secured by the mortgage (the "Mortgage") described on Exhibit B attached hereto covering the Premises (said mortgage note and mortgage, together wi.th all other documents evidencing or securing the· Loan being hereinafter collectively referred to as the "Loan Documents");

WHEREAS, the Lender is unwilling to make the Loan to the Borrower unless the Borrower in the manner hereinafter set forth assigns to Lender as additional security for the payment of the Loan and the observance and performance by the Borrower of the terms, covenants and conditions of the Loan Documents on the part of the Borrower to be observed and performed, all of the Borrower's right, title and interest in and to all building permits, other permits, licenses, approvals, consents, contracts, subcontracts, purchase agreements, and other agreements of any nature whatsoever now or hereafter obtained or entered into by the Borrower with respect to the Improvements (collectively, the "Permits and Contracts").

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration, the Borrower hereby assigns to Lender as additional security for the payment of the Loan and the observance and performance by the Borrower of the terms, covenants and conditions of the Loan Documents on the part of the Borrower to be observed or performed, all of the Borrower's right, title and interest in and to the Permits and Contracts.

The Borrower covenants and agrees that the Borrower will (a) fulfill and perform each and every material term, covenant and provision of the Permits and Contracts to be fulfilled or performed by the Borrower thereunder, if any, and (b) enforce, short of termination thereof, the performance and observance of each and every term, covenant and provision of the Permits and Contracts to be performed or observed, if any.

This Assignment is given as collateral security for the obligations of the Borrower to the Lender pursuant to the Loan Documents and it is expressly understood and agreed that the rights herein assigned to the Lender may not be exercised by the Lender and the terms hereof shall not be enforceable or binding upon Borrower until the occurrence of a default under the Loan Documents, which continues beyond the expiration of any applicable notice and cure period.

IN WITNESS WHEREOF, the Borrower has duly executed this instrument as of August 27, 2013.

Boreal Water Collection, Inc.

By: /s/ Francine Lavoie

12

EXHIBIT A

ALL that certain plot, piece or parcel of land situate, lying and being in Thompson, County of Sullivan and State of New York, consisting of:

13

EXHIBIT B

1.       Commercial Real Estate Mortgage Note of even date herewith, made by Boreal Water Collection, Inc. to Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC in the principal amount of $900,000.

.2       Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith made by Boreal Water Collection, Inc. to Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC in the principal amount of $900,000 to be presented for recording forthwith in the Office of the Clerk of the County of Sullivan (Division of Land Records), New York.

14